EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Advance Display Technologies, Inc. (the "Company") on Form 10-QSB for the for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Advance Display Technologies, Inc. and will be retained by Advance Display Technologies, Inc. and funished to the Securities and Exchange Commission or its staff upon request.



/S/ MATTHEW W. SHANKLE
-------------------------------------------
Matthew W. Shankle
President, Chief Executive and Financial
Officer

May 13, 2003